UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2013

Zoetis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Giralda Farms, Madison, NJ	07940
(Address of principal executive offices)	(Zip Code)

(973) 660-7491

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 22, 2013, Zoetis Inc. issued a press release announcing it intends to file a Registration Statement on Form S-4 with the Securities and Exchange Commission in connection with the proposed exchange offer announced by Pfizer Inc. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit Number	Title

	99.1	Press Release of Zoetis Inc., dated May 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

Date: May 22, 2013	By:	/s/ Heidi C. Chen
		Name:	Heidi C. Chen
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press Release of Zoetis Inc., dated May 22, 2013.